UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 14, 2006
ADVENTRX Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-32157 (Commission File Number)	84-1318182 (IRS Employer Identification No.)
6725 Mesa Ridge Road, Suite 100
San Diego, California 92121
(Address of principal executive offices) (Zip Code)
(858) 552-0866
(Company’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On February 14, 2006, the Company issued a press release stating that patient recruitment has surpassed the half-way point in the Company’s multi-national Phase IIb clinical trial of CoFactor for metastatic colorectal cancer. The Company also announced an update regarding its planned Phase III clinical studies for CoFactor. The Company currently proposes to conduct a second Phase III clinical trial that would evaluate CoFactor in a third-line setting for advanced breast cancer pending clearance regarding the clinical design from the US Food and Drug Administration.
     The press release issued by the Company on February 14, 2006 with respect to this matter is included with this report as an exhibit.
Item 9.01. Financial Statements and Exhibits.
(99)	(c) The exhibit list required by this item is incorporated by reference to the Exhibit Index filed as part of this report.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.
By:	/s/ Carrie E. Carlander
	Name:	Carrie E. Carlander
	Title:	Chief Financial Officer, Vice President Finance, Secretary and Treasurer

February 15, 2006

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of the Company dated February 14, 2006.